                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is assistant vice president and assistant controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1995 between the Company and First Trust (N.A), as Trustee of FHA Title I Home Improvement Loan Trust 1995-B (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from March 1, 1995 to March 31, 1995 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12 day of April, 1995.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Phyllis A. Knight
                                  -----------------------------
                                    Phyllis A. Knight
                                    Assistant Vice President and
                                     Assistant Controller

                           GREEN TREE FINANCIAL CORP.

                  CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that she is assistant vice president and assistant controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 8.06 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1995 between the Company and First Trust National Association, as Trustee of FHA Title I Home Improvement Loan Trust 1995-B (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1.   The contracts on the attached schedule are to be repurchased   by the
     Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12 day of April, 1995.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Phyllis A. Knight
                                  -----------------------------
                                  Phyllis A. Knight
                                  Assistant Vice President and
                                   Assistant Controller

                             HOME IMPROVEMENT LOAN
                 CERTIFICATES FOR HOME IMPROVEMENT LOANS 8.15%
                                GREEN TREE TRUST
                                     1995-B
                                 MONTHLY REPORT
                                   March 1995

                                                   Distribution Date:  4/17/95
                                                   CUSIP#:  393505 FL1
                                                   Trust Account:  3334061-0

A.  Collected Amount                                              $631,766.11

B.  Delinquent Payments Advanced/Recovered                          10,032.60

C.  Aggregate Repurchase Price for Contracts
    to be Repurchased                                                     .00

D.   Amount Available (A+B+C)                                      641,798.71

E.   Monthly Principal (8.15%)                                      60,660.52

      (1)  Regular Principal Payments            $ 70,279.08
      (2)  Principal Prepayments                  439,718.71
      (3)  Delinquent Principal Advanced            5,257.70
      (4)  Net Losses                               3,418.95
      (5)  Contracts Repurchased due to Breach
           of Representations and Warranties
           (See attached)                                .00
      (6)  Bankruptcy Write-Down                         .00
      (7)  Unpaid Principal from Prior Months            .00
      (8)  Delinquent Payments Recovered                 .00

           Total Principal                                         518,674.44

G.   Monthly Servicing Fee (.75%)                                    7,612.17

H.   Advances Reimbursed
     (1)  Prior Advances that have been recovered                         .00
     (2)  Uncollectible Advances                                          .00

I.    Guaranty Fee                                                  54,851.58

J.    Shortfall ((E+F)-D)                                                 .00

K.    Guaranty Payment (lesser of J or Guaranty Amount
      from prior month)                                                   .00

L.    Aggregate Certificate Principal Balance                   11,660,794.56

M.    New Guaranty Amount (lessor of (1) Guaranty
      Amount from prior month - K or (2)L)                       1,217,947.00

N.    Remaining Principal Balance                               11,660,794.56

O.    Pool Factor
      (1)  Previous Month Pool Factor                              1.00000000
      (2)  Current Month Pool Factor                                .95741404

                             HOME IMPROVEMENT LOAN
                 CERTIFICATES FOR HOME IMPROVEMENT LOANS 8.15%
                                GREEN TREE TRUST
                                     1995-B
                                 MONTHLY REPORT
                                   March 1995

                                      Distribution Date:  4/17/95
                                      CUSIP#:  393505 FL1
                                      Trust Account:  3334061-0

P.    Aggregate Scheduled Balances and Number
      of Delinquent Contracts

      (a)  31-59 days                          45,113.21   0
      (b)  60-89 days                                .00   0
      (c)  90 or more days                           .00   0

Q.    Liquidated Contracts                                           3,442.17

R.    Number of Loans Remaining                                         2,020


Please contact the Bondholder Relations Department of First Trust National Association at (612) 244-0444 with any questions regarding this Statement or any Distribution.

                                      GTHI
                                      95-B
                                  March, 1995
                              Defaulted Contracts


                                                           Estimated
                                               Repurchase   Loss at
             Account #    Principal  Interest    Amount    Sale Date
             ---------    ---------  --------  ----------  ---------

             15666720      3,418.95     23.22    3,442.17   3,548.88
                          ---------    ------   ---------  ---------

                          $3,418.95    $23.22   $3,442.17  $3,548.08
                          =========    ======   =========  =========